                                                                               .
                                                                               .
                                                                               .

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                            TYPE OF                       INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        -------------
U.S. PT - Delaware, Inc.                                      Corporation                          Delaware
U.S. Therapy, Inc. dba The
    Facilities Group, Inc.                                    Corporation                          Texas
National Rehab GP, Inc.                                       Corporation                          Texas
National Rehab Delaware, Inc.                                 Corporation                          Delaware
U.S. PT - Michigan, Inc.                                      Corporation                          Delaware
HH Rehab Associates, Inc. dba
    Genesee Valley Physical Therapy
    dba Theramax Physical Therapy                             Corporation                          Michigan
    dba Rebound Physical Therapy                              Corporation                          Michigan
Professional Rehab Services, Inc.
    dba Northwoods Physical Therapy
    dba Thibodeau Physical Therapy
    dba Evergreen Physical Therapy                            Corporation                          Michigan
U.S. Physical Therapy, Ltd.                                   Limited Partnership                  Texas
U.S. PT Management, Ltd.                                      Limited Partnership                  Texas
National Rehab Management
    GP, Inc.                                                  Corporation                          Texas
Rehab Partners #1, Inc.                                       Corporation                          Texas
Rehab Partners #2, Inc.                                       Corporation                          Texas
Rehab Partners #3, Inc.                                       Corporation                          Texas
Rehab Partners #4, Inc.                                       Corporation                          Texas
Rehab Partners #5, Inc.                                       Corporation                          Texas
Rehab Partners #6, Inc.                                       Corporation                          Texas
U.S. PT Payroll, Inc. (formerly
    Rehab Partners #7, Inc.)                                  Corporation                          Texas
Rehab Partners Acquisition
    #1, Inc.                                                  Corporation                          Texas
U.S. PT Therapy Services, Inc.
    (formerly U.S. Surgical
    Partners, Inc.) dba Cornerstone
    Physical Therapy                                          Corporation                          Delaware
U.S. Surgical Partners #1, Inc.                               Corporation                          Texas
Effingham Ambulatory Surgery
    Center, L.P. (formerly U.S.
    Surgical Partners of College
    Park, Limited Partnership                                 Limited Partnership                  Texas
U.S. Surgical Partners #2, Inc.                               Corporation                          Texas
Midland Surgical Partners, Ltd.                               Limited Partnership                  Texas
U.S. PT Turnkey Services, Inc.
   (formerly Surgical Management
    GP, Inc.                                                  Corporation                          Texas
U.S. Surgical Partners
   Management, Ltd.                                           Limited Partnership                  Texas
Southeastern Hand Rehabilitation,
   Inc. dba Reist Hand Therapy
   dba Achieve Physical Therapy                               Corporation                          Florida
Action Physical Therapy
    Clinic, Ltd.                                              Limited Partnership                  Texas
Star Therapy
    Centers, Ltd.                                             Limited Partnership                  Texas
Progressive Physical
    Therapy Clinic, Ltd.                                      Limited Partnership                  Texas
Virginia Parc Physical
    Therapy, Ltd. dba
    McKinney Physical Therapy
    Associates                                                Limited Partnership                  Texas
Dearborn Physical Therapy,
    Ltd. dba Advanced
    Physical Therapy                                          Limited Partnership                  Texas
Saline Physical Therapy of
    Michigan, Ltd. dba Physical
    Therapy in Motion                                         Limited Partnership                  Texas

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                            TYPE OF                       INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        -------------
Roepke Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Merrill Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Joan Ostermeier Physical
    Therapy, Limited
    Partnership dba Sport &
    Spine Clinic of Wittenberg                                Limited Partnership                  Texas
Crossroads Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Kelly Lynch Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
U.S. PT Michigan #1, Limited
    Partnership                                               Limited Partnership                  Texas
Spracklen Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Bosque River Physical Therapy
   and Rehabilitation, Limited
   Partnership                                                Limited Partnership                  Texas
Frisco Physical Therapy, Limited
   Partnership                                                Limited Partnership                  Texas
Sport & Spine Clinic of Fort
   Atkinson, Limited Partnership                              Limited Partnership                  Texas
Sport & Spine Clinic of
   Auburndale, Limited Partnership                            Limited Partnership                  Texas
Kingwood Physical Therapy, Ltd.                               Limited Partnership                  Texas
Enid Therapy Center,
    Limited Partnership                                       Limited Partnership                  Texas
Town and Country Physical Therapy,
    Ltd.                                                      Limited Partnership                  Texas
Active Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Genesis Rehabilitation and
    Sports Center - Jackson,
    Limited Partnership dba
    Genesis Physical Therapy Group                            Limited Partnership                  Texas
Cleveland Physical Therapy, Ltd.                              Limited Partnership                  Texas
Aquatic and Orthopedic Rehab
    Specialists, Limited
    Partnership dba Horizon
    Physical Therapy                                          Limited Partnership                  Texas
Vileno Therapy of Treasure
    Coast, Limited Partnership                                Limited Partnership                  Texas
Comprehensive Hand & Physical
    Therapy, Limited Partnership                              Limited Partnership                  Texas
Safety Harbor Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Hands Plus Therapy Center,
    Limited Partnership                                       Limited Partnership                  Texas
South Tulsa Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Hands On Therapy, Limited
    Partnership                                               Limited Partnership                  Texas

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                            TYPE OF                       INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        -------------
U.S. PT Michigan #2, Limited
    Partnership                                               Limited Partnership                  Texas
Tupelo Hand Rehabilitation,
    Limited Partnership                                       Limited Partnership                  Texas
The Hale Hand Center,
    Limited Partnership                                       Limited Partnership                  Texas
Sooner Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Arrow Physical Therapy, Limited
    Partnership dba Broken Arrow
    Physical Therapy                                          Limited Partnership                  Texas
Achieve Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Melbourne Physical Therapy
    Specialists, Limited Partnership                          Limited Partnership                  Texas
Maine Physical Therapy,
    Limited Partnership dba
    Maine Physical Therapy                                    Limited Partnership                  Texas
Brentwood Physical Therapy,
    Limited Partnership (clinic
    sold 12/31/01)                                            Limited Partnership                  Texas
Saginaw Valley Sport and Spine,
    Limited Partnership dba Saginaw
    Valley Sport & Spine, Bay City
    Sport & Spine and Midland Sport
    & Spine                                                   Limited Partnership                  Texas
Brazos Valley Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Plymouth Physical Therapy
    Specialists, Limited
    Partnership                                               Limited Partnership                  Texas
Brick Hand & Rehabilitative
   Services, Limited Partnership                              Limited Partnership                  Texas
Heartland Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Bay View Physical Therapy, Ltd.
   dba Pine State Physical Therapy                            Limited Partnership                  Texas
Thomas Hand and Rehabilitation
   Specialists, Limited
   Partnership dba Thomas Physical
   & Hand Therapy dba Thomas Hand
   Institute                                                  Limited Partnership                  Texas
Hand Health and Rehabilitation,
   Limited Partnership                                        Limited Partnership                  Texas
Port City Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Proactive Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Momentum Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Mooresville Management,
    Limited Partnership                                       Limited Partnership                  Texas
Beaufort Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
English Creek Hand & Therapy
    Center, Limited Partnership                               Limited Partnership                  Texas

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                            TYPE OF                       INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        -------------
Brownwood Physical Therapy,
    Limited Partnership dba
    Pecan Valley Physical Therapy                             Limited Partnership                  Texas
Four Corners Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Wilmington Hand Therapy, Limited
   Partnership dba Hand Therapy
   of Wilmington                                              Limited Partnership                  Texas
High Point Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Riverview Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Quantum Physical Therapy, Limited
   Partnership                                                Limited Partnership                  Texas
Spine & Sport Physical Therapy,
    Limited Partnership dba The Hand
    Institute of Spine & Sport                                Limited Partnership                  Texas
Norman Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Rice Rehabilitation Associates,
    Limited Partnership                                       Limited Partnership                  Texas
Physical Therapy and Spine
    Institute, Limited Partnership                            Limited Partnership                  Texas
Forest City Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Leader Physical Therapy,
    Limited Partnership dba
    Memphis Physical Therapy                                  Limited Partnership                  Texas
Coastal Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Eastgate Physical Therapy,
    Limited Partnership dba
    Summit Physical Therapy                                   Limited Partnership                  Texas
Lucasville Therapy Services,
    Limited Partnership                                       Limited Partnership                  Texas
Ankeny Physical & Sports Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Regional Physical Therapy
    Center, Limited Partnership                               Limited Partnership                  Texas
Wyman Physical Therapy,
    Limited Partnership dba
    Precision Physical Therapy                                Limited Partnership                  Texas
Adams County Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Coppell Spine & Sports Rehab,
    Limited Partnership dba Physical
    Therapy of Flower Mound dba
    Green Oaks Physical Therapy                               Limited Partnership                  Texas
Julie Emond Physical Therapy,
    Limited Partnership dba
    Maple Valley Physical Therapy                             Limited Partnership                  Texas
City of Lakes Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Radtke Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Hoeppner Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                            TYPE OF                       INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        -------------
Des Moines Physical Therapy,
    Limited Partnership dba
    Des Moines Physical Therapy                               Limited Partnership                  Texas
Shrewsbury Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Heritage Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Mansfield Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Texstar Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Peninsula Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Lake Side Physical Therapy,
    Limited Partnership dba
    Lakeside Physical Therapy                                 Limited Partnership                  Texas
Flint Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Pelican State Physical Therapy,
    Limited Partnership dba
    Audubon Physical Therapy                                  Limited Partnership                  Texas
Airpark Physical Therapy,
    Limited Partnership dba
    Philadelphia Physical Therapy                             Limited Partnership                  Texas
Capital Hand and Physical
    Therapy, Limited Partnership                              Limited Partnership                  Texas
Maines & Dean Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Edge Physical Therapy, Limited
    Partnership dba River's Edge
    Physical Therapy                                          Limited Partnership                  Texas
Laurel Physical Therapy,
    Limited Partnership dba
    South Mississippi Physical Therapy                        Limited Partnership                  Texas
Riverwest Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
Northern Neck Physical Therapy,
    Limited Partnership dba
    Northern Neck Physical Therapy                            Limited Partnership                  Texas
Intermountain Physical Therapy,
    Limited Partnership                                       Limited Partnership                  Texas
White Mountain Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Portsmouth Premier Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Covington Rehabilitation and
   Hand Therapy, Limited Partnership
   dba South Mississippi Physical
   Therapy                                                    Limited Partnership                  Texas
Crawford Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Mobile Spine and Rehabilitation,
   Limited Partnership                                        Limited Partnership                  Texas
University Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Oregon Spine & Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Audubon Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                            TYPE OF                       INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        -------------
Bow Physical Therapy & Spine
   Center, Limited Partnership                                Limited Partnership                  Texas
Caldwell Management, Limited
   Partnership                                                Limited Partnership                  Texas
North Shore Sports & Physical
   Therapy, Limited Partnership                               Limited Partnership                  Texas
Performance and Sports Medicine,
   L.P, dba Center for Performance
   & Sports Medicine Excellence                               Limited Partnership                  Texas
Physical Therapy Connection of
   McLean, Limited Partnership                                Limited Partnership                  Texas
Royal Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Sport & Spine Clinic, L.P.                                    Limited Partnership                  Texas
Yarmouth Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Sport & Spine Clinic L.P.                                     Limited Partnership                  Texas
Flannery Physical Therapy,
   Limited Partnership, dba
   Physical Therapy Plus                                      Limited Partnership                  Texas
Cupertino Physical Therapy,
   Limited Partnership, dba
   Peak Physical Therapy                                      Limited Partnership                  Texas
Mountain View Physical Therapy,
   Limited Partnership                                        Limited Partnership                  Texas
Ashland Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Lake Houston Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
R. Clair Physical Therapy,
  Limited Partnership, dba R. Clair
  Physical Therapy Limited Partnership                        Limited Partnership                  Texas
Coppell Spine & Sports Rehab, Limited
  Partnership dba North Davis/Keller
  Physical Therapy                                            Limited Partnership                  Texas
Green Oaks Physical Therapy, Limited
  Partnership dba Green Oaks PT - Cedar Hill                  Limited Partnership                  Texas
Green Oaks Physical Therapy, Limited
  Partnership dba Green Oaks Physical Therapy                 Limited Partnership                  Texas
US PT Therapy Services Inc. dba
  Mountain View Physical Therapy of Medford                   Corporation                          Delaware
Spectrum Physical Therapy, Limited
  Partnership                                                 Limited Partnership                  Texas
Peninsula Physical Therapy, Limited
  Partnership dba Portland Physical Therapy
  Specialists                                                 Limited Partnership                  Texas
Precise Touch Physical Therapy, Limited
  Partnership dba Precise Touch                               Limited Partnership                  Texas
US PT Therapy Services Inc. dba
  Waco Sports Medicine and Rehabilitation                     Corporation                          Delaware

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                            TYPE OF                       INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        -------------
Lucasville Physical Therapy, Limited
  Partnership dba Physical Therapy
  of Wheelersburg                                             Limited Partnership                  Texas
Custom Physical Therapy, Limited
  Partnership                                                 Limited Partnership                  Texas
Workwise Therapy Services, Limited
  Partnership                                                 Limited Partnership                  Texas
High Plains Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Evergreen Physcial Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Wise Performance Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Moving Well Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
US PT Therapy Services Inc. dba
  Advantage Physical Therapy                                  Corporation                          Delaware
US PT Therapy Services Inc. dba
  Talent Physical Therapy                                     Corporation                          Delaware
Cross Creek Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Georgia Orthopedic Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Sport & Spine Clinic of Nekoosa,
  Limited Partnership                                         Limited Partnership                  Texas
Port Orange Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Hamilton Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Ventana Therapy Center,
  Limited Partnership                                         Limited Partnership                  Texas
Active PT and Sports Rehabilitation,
  Limited Partnership                                         Limited Partnership                  Texas
New Horizons PT,
  Limited Partnership                                         Limited Partnership                  Texas
Decatur Hand Therapy Specialists,
  Limited Partnership                                         Limited Partnership                  Texas
Fredericksburg Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Pioneer Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Restore Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Harbor Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Rebud Occupational & Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Sycamore Hand Center,
  Limited Partnership                                         Limited Partnership                  Texas
Hands on Sports Medicine,
  Limited Partnership                                         Limited Partnership                  Texas
Dekalb Comprehensive Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Triumph Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Five Rivers Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Oak Openings Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Cutting Edge Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                   STATE OF
NAME OF                                                            TYPE OF                       INCORPORATION
SUBSIDIARY                                                         ENTITY                        OR FORMATION
----------                                                         ------                        -------------
Excel Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Integrated Hand & Therapy Specialists,
  Limited Partnership                                         Limited Partnership                  Texas
Core Performance Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
Quad City Physical Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
US PT Therapy Services Inc. dba
  Lake City Hand Therapy                                      Corporation                          Delaware
US PT Therapy Services Inc. dba
  Dynamic Hand Therapy                                        Corporation                          Delaware
US PT Therapy Services Inc. dba
  Carolina Hand and Wellness Center                           Corporation                          Delaware
US PT Therapy Services Inc. dba
  Therapyworks                                                Corporation                          Delaware
Cape Cod Hand Therapy,
  Limited Partnership                                         Limited Partnership                  Texas
US PT Therapy Services Inc. dba
  Tulsa Hand Therapy                                          Corporation                          Delaware
US PT Therapy Services Inc. dba
  North Valley Physical and Occupational Therapy              Corporation                          Delaware
US PT Therapy Services Inc. dba
  Pinnacle Therapy Services                                   Corporation                          Delaware
US PT Therapy Services Inc. dba
  Metro Hand Therapy                                          Corporation                          Delaware
US PT Therapy Services Inc. dba
  Northern Illinois Therapy Services                          Corporation                          Delaware
US PT Therapy Services Inc. dba
  First Choice Physical Therapy                               Corporation                          Delaware
US PT Therapy Services Inc. dba
  Alliance Rehabilitation Services                            Corporation                          Delaware
US PT Therapy Services Inc. dba
  Therapeutic Concepts                                        Corporation                          Delaware
US PT Therapy Services Inc. dba
  Propel Physical Therapy                                     Corporation                          Delaware
US PT Therapy Services Inc. dba
  Innovative Physical Therapy                                 Corporation                          Delaware
US PT Therapy Services Inc. dba
  ProCare Sports Medicine                                     Corporation                          Delaware
US PT Therapy Services Inc. dba
  Kennebec Physical Therapy                                   Corporation                          Delaware
US PT Therapy Services Inc. dba
  Capstone Physical Therapy                                   Corporation                          Delaware
US PT Therapy Services Inc. dba
  Physcial Therapy Solutions                                  Corporation                          Delaware
US PT Therapy Services Inc. dba
  Kinetix Physical Therapy                                    Corporation                          Delaware
US PT Therapy Services Inc. dba
  James River Physcial Therapy                                Corporation                          Delaware
US PT Therapy Services Inc. dba
  Reaction Physcial Therapy                                   Corporation                          Delaware
US PT Therapy Services Inc. dba
  Virginia Sports Medicine & Reaction Physcial Therapy        Corporation                          Delaware
Excel PT Texas GP, LLC                                        Limited Liability Company            Texas
HPTS Management GP, LLC                                       Limited Liability Company            Texas